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                                                      FILED PURSUANT TO RULE 497
                                                UNDER THE SECURITIES ACT OF 1933
                                                     REGISTRATION NO. 333-103098
                                                                      333-63730
                                                                      333-67866
                                                                      811-04865

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                                   OF NEW YORK
    ________________________________________________________________________

                               VARIABLE ACCOUNT A
                                Supplement to the
              ALLIANCEBERNSTEIN OVATION VARIABLE ANNUITY PROSPECTUS
                                Dated May 3, 2004
           ALLIANCEBERNSTEIN OVATION PLUS VARIABLE ANNUITY PROSPECTUS
                                Dated May 3, 2004
          ALLIANCEBERNSTEIN OVATION ADVISOR VARIABLE ANNUITY PROSPECTUS
                                Dated May 3, 2004

    ________________________________________________________________________


     The following replaces the Legal Proceedings section of the prospectus:

     American International Life Assurance Company of New York engages in various kinds of routine litigation. In management's opinion, these matters are not of material importance to the Company's total assets nor are they material with respect to the Separate Account, with the exception of the matter discussed below.

     On November 23, 2004, American International Group, Inc. (AIG), the parent company and affiliated person of American International Life Assurance Company of New York ("Depositor") and AIG Equity Sales Corp. ("Distributor"), consented to the settlement of an injunctive action instituted by the SEC. In its complaint, the Securities and Exchange Commission (SEC) alleged that AIG violated Section 10(b) of the Securities Exchange Act of 1934, as amended (Exchange Act) and Rule 10b-5 promulgated thereunder and Section 17(a) of the Securities Act of 1933 (Securities Act) and aided and abetted violations of Sections 13(a) and 13(b)(2)(A) of the Exchange Act and Rules 12b-20, 13a-1, and 13a-13 promulgated thereunder, in connection with certain structured transactions between subsidiaries of The PNC Financial Services Group, Inc. and certain subsidiaries of AIG, and similar transactions marketed by certain subsidiaries of AIG to other publicly traded companies. The conduct described in the complaint did not involve any conduct of AIG or its affiliates related to their investment advisory, depository or distribution activities. Pursuant to a final judgment entered on December 7, 2004, AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), was ordered to pay approximately $46 million in disgorgement, penalties and prejudgment interest.

     In addition, the final judgment enjoins AIG from future violation of the above-referenced provisions of the federal securities laws. Absent exemptive relief granted by the SEC, the entry of the injunction would prohibit AIG and, its affiliated persons, from, among other things, serving as an investment advisor or depositor of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to
Section 9(a) of the Investment Company Act of 1940, as amended (the "1940 Act"). Certain affiliated persons of AIG, including the Depositor and Distributor, received a temporary exemptive order from the SEC pursuant to Section 9(c) of the 1940 Act on December 8, 2004 with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons to serve as investment adviser, subadviser, depositor, principal underwriter or sponsor of the separate accounts through which your variable annuity is funded ("Separate Accounts"). The Depositor and Distributor expect that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the permanent order.

     Additionally, AIG and AIG Financial Products Corp. (AIG-FP), a subsidiary of AIG, reached a similar settlement with the Fraud Section of the United States Department of Justice (DOJ). The settlement with the DOJ consists of an agreement with respect to AIG and AIG-FP and a complaint and deferred prosecution agreement with AIG-FP PAGIC Equity Holding Corp. (a special purpose entity) that will foreclose future prosecutions, provided that the companies comply with the agreements. As part of the settlement, AIG-FP will pay a penalty of $80 million to the DOJ.

     The Depositor believes that the disgorgement and penalties are not likely to have a material adverse effect on the Separate Accounts. Nor does the Distributor believe that the disgorgement and penalties will materially affect its ability to perform distribution services relating to the Separate Accounts.

Dated:  December 16, 2004

                Please keep this Supplement with your Prospectus.

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